UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2009

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11152	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 14, 2009, InterDigital, Inc.’s wholly-owned subsidiary InterDigital Communications, LLC and patent licensing subsidiaries (collectively, "InterDigital") entered into a patent license agreement (the "agreement") with Samsung Electronics Co., Ltd. ("Samsung") covering Samsung’s affiliates, including Samsung Electronics America, Inc. The agreement supersedes the terms of the binding term sheet signed in November 2008 by such parties and provides for the termination of the 1996 patent license agreement between Samsung and one of InterDigital, Inc.’s patent licensing subsidiaries. Under the terms of the agreement, Samsung has agreed to pay InterDigital $400 million in four equal installments over an 18-month period to resolve the outstanding arbitration disputes involving Samsung’s sale of 2G products, as well as the patent disputes over Samsung’s sales of 3G products. Subject to the receipt of Samsung’s first payment due first quarter 2009, the parties will move to end all litigation and arbitration proceedings ongoing between them.

Under the terms of the agreement, InterDigital has agreed to grant Samsung a royalty-bearing license covering Samsung’s sale of 3G products (including products built under both the WCDMA and cdma2000 standards and certain of their related extensions) through 2012 and a license covering Samsung’s sale of 2G single-mode TDMA-based products that will become paid-up in 2010.

InterDigital, Inc. anticipates recognizing revenue associated with the agreement ratably from January 14, 2009 through the expiration of the agreement on December 31, 2012.

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding current beliefs, plans and expectations as to the compliance by InterDigital and Samsung with respect to the agreement and the accounting treatment of the revenue associated with the agreement. Words such as "will," "anticipates" or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, but not limited to: (i) the failure of any party to observe the covenants under the agreement for any reason, (ii) the failure of Samsung to make any agreed upon payment in the time and manner specified in the agreement, and (iii) changes to generally accepted accounting principles and/or InterDigital, Inc.’s existing accounting policies. InterDigital, Inc. undertakes no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

January 14, 2009	By:	/s/ Jannie K. Lau

Name: Jannie K. Lau
Title: Associate General Counsel, SEC